UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 15, 2016

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EL CAPITAN PRECIOUS METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2016, the Board of Directors of the El Capitan Precious Metals, Inc. (the “Company”) approved the adoption of Amendment No. 1 (the “Amendment”) to the Restated Bylaws of the Company. The Bylaws, as amended by the Amendment, are referred to herein as the “Amended Bylaws.” The Bylaws of the Company previously in effect are referred to herein as the former Bylaws. The following summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 3.1 hereto, and incorporated herein by reference.

Procedures governing shareholder nominations of directors. The Amended Bylaws limit persons eligible for election as directors of the Company to those who are nominated (i) by or at the direction of the Board of Directors (or an behalf of the Board of Directors by a nominating committee) or (ii) by a shareholder that is a shareholder of record at the time of giving of the notice described below and who is entitled to vote for the election of directors at the meeting. The Amended Bylaws also require nominations by shareholders to be made pursuant to timely notice in proper written form to the Company’s Secretary.

To be timely, a shareholder’s notice with respect to an annual meeting must be delivered not less than thirty (30) nor more than sixty (60) calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders. If, however, the date of the annual meeting is advanced more than thirty (30) calendar days prior to or delayed by more than thirty (30) calendar days after the anniversary of the preceding year’s annual meeting, timely notice may be delivered not later than the close of business on the tenth (10th) calendar day following the earlier of the date the Company mails notice to its shareholders that a meeting of shareholders will be held or issues a press release, files a periodic report with the Securities and Exchange Commission or otherwise publicly disseminates notice that a meeting of shareholders will be held. To be timely, a shareholder’s notice with respect to a special meeting must be delivered not later than the close of business on the tenth (10th) calendar day following the earlier of the date the Company mails notice to its shareholders that a special meeting of shareholders will be held or issues a press release, files a periodic report with the Securities and Exchange Commission or otherwise publicly disseminates notice that a special meeting of shareholders will be held. Adjournment of an annual or special meeting or the public disclosure thereof will not commence a new time period for the giving of a shareholder’s notice as described above.

The Amended Bylaws also prescribe the form in which a shareholder’s notice must take to be considered valid. A shareholder notice of director nomination must include, among other things, certain representations from the shareholder and detailed information about (i) each person whom the shareholder proposes to nominate for election as a director and the shares of the Company’s capital stock held beneficially and of record by such persons, (ii) all information required to be included in a proxy statement filed with the Securities and Exchange Commission had the nominee been nominated by the Board (including without limitation such person’s written consent to being named in the proxy statement as nominee and to serving as a director if elected), and (iii) a description of all direct and indirect material compensation and other monetary agreements, arrangements and understandings between or among the person being nominated and the shareholder proposing such person for nomination. In addition, the Amended Bylaws provide that each director and nominee for election as a director deliver to the Company’s Secretary (i) a completed questionnaire with respect to the background, qualifications, stock ownership and independence of such director or nominee, (ii) a written representation and agreement to disclose certain types of voting commitments and compensation arrangements and represent that such director or nominee, if elected, would be in compliance with all of the Company’s policies and guidelines concerning corporate governance, conflicts of interest, confidentiality, corporate opportunity, securities ownership and stock trading, and (iii) an irrevocable resignation as a director if such person breaches such written representation and agreement in any material respect.

Procedures governing advance notice of business proposed by shareholders. The Amended Bylaws establish advance notice procedures applicable to business that may be brought before a meeting of the Company’s shareholders by a shareholder of the Company, as summarized below.

The Amended Bylaws limit business to be conducted at any annual or special meeting of shareholders to business brought before the meeting (i) by or at the direction of the Board of Directors, or (ii) with respect to business other than the election of directors, by any shareholder who complies with specified advance notice procedures. For business to be properly brought before a meeting by a shareholder, such business must be a proper matter for shareholder action and the shareholder must (A) be a shareholder of the Company of record at the time of the giving of the notice for such meeting, (B) be entitled to vote at such meeting, and (C) deliver timely notice in proper written form to the Secretary of the Company.

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To be timely, a shareholder’s notice with respect to an annual meeting must be delivered not less than thirty (30) nor more than sixty (60) calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders. If, however, the date of the annual meeting is advanced more than thirty (30) calendar days prior to or delayed by more than thirty (30) calendar days after the anniversary of the preceding year’s annual meeting, timely notice by a shareholder may be delivered to or mailed and received not later than the close of business on the tenth (10th) calendar day following the earlier of the date the Company mails notice to its shareholders that a meeting of shareholders will be held or issues a press release, files a periodic report with the Securities and Exchange Commission or otherwise publicly disseminates notice that a meeting of shareholders will be held. In addition, a proposal submitted by a shareholder for inclusion in the Company’s proxy statement for an annual meeting that is appropriate for inclusion and otherwise complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (including timeliness) will be deemed to be submitted on a timely basis. To be timely, a shareholder’s notice with respect to a special meeting must be delivered not later than the close of business on the tenth (10th) calendar day following the earlier of the date the Company mails notice to its shareholders that a special meeting of shareholders will be held or issues a press release, files a periodic report with the Securities and Exchange Commission or otherwise publicly disseminates notice that a special meeting of shareholders will be held. Adjournment of an annual or special meeting or the public disclosure thereof will not commence a new time period for the giving of a shareholder’s notice as described above.

The Amended Bylaws also prescribe the form in which a shareholder’s notice must take to be considered valid, including without limitation the information required to be provided by the shareholder making a proposal. In particular, a shareholder notice must set forth specified information about the proposing shareholder, including, among other things, information about persons controlling, or acting in concert with, such shareholder, any hedging interests, any short interests and any performance-related fees.

Updates of information provided by shareholders. For any shareholder who has proposed business at a meeting or nominated an individual to be elected as a director, the Amended Bylaws require that such shareholder further update and supplement any information previously provided to the Company in connection with any request, if necessary, so that the information provided or required to be provided in such request shall be true and correct as of the meeting record date and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to Restated Bylaws of El Capitan Precious Metals, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: July 21, 2016		Name: Stephen J. Antol
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 1 to Restated Bylaws of El Capitan Precious Metals, Inc.

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